Exhibit 10.1 Regulation D Subscription Agreement between PYR Management LLC and The Hartcourt Companies, Inc.


                          THE HARTCOURT COMPANIES INC.

                       REGULATION D SUBSCRIPTION AGREEMENT

                  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

                  THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBER MUST RELY ON THEIR OWN ANALYSIS OF THE
         INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.  SEE THE
         RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE
         DOCUMENTS AS EXHIBIT F.

                  SEE ADDITIONAL LEGENDS AT SECTIONS 3.7.


                  THIS REGULATION D SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the 26th day of January, 2000, by and between The Hartcourt Companies Inc., a corporation duly incorporated and existing under the laws of the State of Utah (the "Company"), and the undersigned subscriber executing this Agreement ("Subscriber").

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

         This Agreement is executed by Subscriber in connection with the offer by the Company and the purchase by Subscriber of 189,538 Units (as defined below) and a Class II Warrant (as defined below). Each "Unit" consists of one


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

share of the Company's Common Stock (the "Unit Shares") and a warrant in the form of Exhibit A hereto (the "Class I Warrant") entitling the holder thereof to purchase Common Stock upon the terms set forth herein and therein. The Class II Warrant in the form of Exhibit B hereto (the "Class II Warrant" and, together with the Class I Warrant, collectively referred to as the "Warrants") entitles the holder thereof to purchase Units (the "Reset Units") upon the terms set forth herein and therein. The Units (the "Initial Units") are being offered at a purchase price per Unit that is initially equal to the Unit Price (as defined in Section 1.3 below), with an initial offering amount of Three Million Dollars ($3,000,000) (the "Initial Offering"). The solicitation of this subscription and, if accepted by the Company, the offer and sale of the Units are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended ("the Act"). The Unit Shares and the Warrants, and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are sometimes referred to herein singularly as "Security" and collectively as the "Securities."

         The Subscriber, at its option (the "Option"), may purchase, at the greater of (x) the then effective Unit Price (as defined below) as it may be reset from time to time as provided in this Agreement or (y) $10.55 per Unit, up to an additional $5 million worth of Units (the "Additional Offering") and Class II Warrant within five (5) trading days (the "Option Exercise Deadline") of the date that the Registration Statement (as defined in Section 3.3 below) is declared effective (the "Effective Date"), upon the same terms and conditions as the Units and Class II Warrant being purchased pursuant to this Agreement, except as provided in the next following paragraph, and provided that a separate registration statement shall be filed pursuant to a separate registration rights agreement to cover the Units issued in the Additional Offering (the Additional Units"). The Option may be exercised by Subscriber by paying to the Company the purchase price for such additional Units on or before the Option Exercise Deadline. Concurrently with the Closing of the Additional Offering, the Company and the Subscriber shall enter into a subscription agreement (the "Additional Offering Agreement") equivalent to this Agreement (except as otherwise set forth herein) with respect to the Additional Offering.

         The Additional Offering Agreement shall provide that (i) the initial Unit Price of the Additional Units shall equal the greater of (x) the Reset Price of the Initial Units in effect at the time of the Closing of the Additional Offering or (y) $10.55 per Unit, (ii) the Class II Warrant purchased thereunder shall have the same term as the Class II Warrant purchased hereunder, except that (x) the triggering events in Section 1(b) of such Class II Warrant shall be based upon the registration statement filed for the Additional Units,
(y) the triggering events in Section 1(b) of such Class II Warrant shall be based on the Closing Date of the Additional Offering, and (z) the aggregate number of Units into which such Class II Warrant may be exercisable shall not exceed twenty percent (20%) of the number of Units purchased by the Subscriber upon exercise of the Option; (iii) the registration rights agreement entered into pursuant to the Additional Offering Agreement shall have the same terms as the Registration Rights Agreement, and (iv) the Company shall obtain approval of its shareholders, if legally required, to authorize the issuance of a number of shares in excess of the Cap Amount in connection with the Additional Offering.

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

         For purposes hereof, the "Initial Unit Amount" shall mean the number of Units that are issued in the Initial Offering.

         It is agreed as follows:

         1.       Offering

                  1.1 Offer to Subscribe; Purchase Price and Closing; and Placement Fees.

Subject to satisfaction of the conditions to closing set forth in Section 1.2 below, Subscriber hereby agrees to subscribe for and purchase 227,445 Units and the Class II Warrant for the aggregate purchase price in the amount set forth in
Section 10 of this Agreement in accordance with the terms and conditions of this Agreement. The closing of a sale and purchase of Units and Class II Warrant as to Subscriber (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and the Company, full payment for the Units and Class II Warrant subscribed for shall have been made by Subscriber, and the conditions to Subscriber's obligations set forth in Section 1.2 have been satisfied. The date of any Closing of Units and Class II Warrant shall be considered the "Closing Date" for such Units and Class II Warrant.

The parties hereto acknowledge that Dunwoody Brokerage Services, Inc. is acting as placement agent (the "Placement Agent") for this Offering and will be compensated by the Company in cash and warrants to purchase Common Stock of the Company pursuant to the terms of a Placement Agent Agreement between the Company and the Placement Agent (the "Placement Agent Agreement"). The Placement Agent has acted solely as placement agent in connection with the Offering by the Company of the Units pursuant to this Agreement. The information and data contained in the Disclosure Documents (as defined in Section 2.2.4) have not been subjected to independent verification by the Placement Agent, and no representation or warranty is made by the Placement Agent as to the accuracy or completeness of the information contained in the Disclosure Documents.

                  1.2  Conditions  to  Subscriber's  Obligations.   Subscriber's
obligations hereunder are conditioned upon all of the following:

                    (a)  the following documents shall have been received by the
                         Subscriber: (i) the Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement") (executed by the Company), (ii) an opinion of counsel, substantially in the form attached hereto as Exhibit C (the "Opinion of Counsel") (signed by the Company's counsel), (iii) certificates representing the Unit Shares and Warrants for which the Subscriber has subscribed issued in the name of the Subscriber; and (iv) a secretary's certificate, as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Articles of Incorporation, and (C) the Company's Bylaws;


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

                    (b) the Company's Common Stock shall be listed for and actively trading on the O.T.C. Bulletin Board;

                    (c) other than as described in the Disclosure Documents (as described in Section 2.2.4), as of the Closing there have been no material adverse changes in the Company's business, prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents (defined in Section 2.2.4), including but not limited to incurring material liabilities;

                    (d) the representations and warranties of the Company are true and correct at the Closing as if made on such date and the conditions to Subscriber's obligations set forth in this Section 1.2 are satisfied as of the Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Subscriber;

                    (e) the Company shall have reserved for issuance a sufficient number of shares of Common Stock to effect the issuance of the Unit Shares and the issuance of the Common Stock upon exercise of the Warrants , which number of shares shall initially be equal to 1,625,000 shares.

                  1.3 Terms of the Units. Each "Unit" shall consist of one share of Common Stock and a Class I Warrant to purchase one share of Common Stock at an exercise price equal to the Unit Price (as defined below), as it may be Reset from time to time. The purchase price ("Unit Price") for each Unit shall initially be $13.19 per Unit (85% of the Market Price, where "Market Price" shall equal the average Closing Bid Price of the Company's Common Stock for the five (5) trading days immediately preceding January 14, 2000). The terms of the Warrants, including the terms on which the Class I Warrants may be exercised for Common Stock and the terms on which the Class II Warrants may be exercised for Units, are set forth in the form of the Warrant attached hereto as Exhibit A and Exhibit B, respectively. For purposes hereof, "Closing Bid Price" shall mean (i) the average of the closing bid price for the shares of Common Stock of the Company as reported by the Nasdaq Small Cap Market for the five (5) trading days immediately preceding, but not including, such date, or (ii) if The Nasdaq Small Cap Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if the market value cannot be calculated as of such date on any of the foregoing bases, the Closing Bid Price shall be deemed to be equal the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder of a majority in interest of the Warrants, with the cost of the appraisal to be borne by the Company.

                  1.4 Reset of Unit Price. The Unit Price shall be subject to reset (each, a "Reset Event" or a "Reset") according to the following:

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

                         (a) Effective  Date Reset.  If the average  Closing Bid
Price (the "Effective Date Reset Price") of the Company's Common Stock for the five (5) trading days immediately preceding the Effective Date is less than the Unit Price, then the Unit Price shall be reset on the Effective Date to equal the Effective Date Reset Price and the exercise price of the associated Class I Warrant shall be reset to equal the new Unit Price, as reset.

                         (b) Three Month Reset. If the average Closing Bid Price
(the "Three Month Reset Price") of the Company's Common Stock for the five (5) trading days immediately preceding the date that is three (3) months after the Effective Date (the "Three Month Anniversary Date") is less than the Lowest Reset Price, then the Unit Price for all Units shall be reset on the Three Month Anniversary Date to equal the Three Month Reset Price and the exercise price of the associated Class I Warrant shall be reset to equal the new Unit Price, as reset.

                         (c) Nine Month Reset.  If the average Closing Bid Price
(the "Nine Month Reset Price") of the Company's Common Stock for the five (5) trading days immediately preceding the date that is Nine (9) months after the Effective Date (the "Nine Month Anniversary Date") is less than the Lowest Reset Price (as defined in Section 1.4(f) below), then the Unit Price for all Units shall be reset on the Nine Month Anniversary Date to equal the Nine Month Reset Price and the exercise price of the associated Class I Warrant shall be reset to equal the new Unit Price, as reset.

                         (d)  Late  Registration  Resets.  If  the  Registration
Statement required by the Registration Rights Agreement has not been declared effective by the date that is six (6) months after the Closing (the "Six Month Closing Anniversary Date"), then the Six Month Closing Anniversary Date, and each monthly anniversary of the Closing Date thereafter, until the Registration Statement is declared effective, shall be referred to as a "Late Registration Reset Date." If the average Closing Bid Price (the "Late Registration Reset Price") of the Company's Common Stock for the five (5) trading days immediately preceding any Late Registration Reset Date is less than the Lowest Reset Price, then the Unit Price shall be reset on each such Late Registration Reset Date to equal the Late Registration Reset Price and the exercise price of the associated Class I Warrant shall be reset to equal the new Unit Price, as reset.

                         (e) MFN Resets. If, at any time during period beginning
on the Nine Month Anniversary and ending on the date that is two (2) years after the date hereof, the Company issues any equity securities at a price that is less than the Unit Price then in effect, then the Unit Price shall be reset (an "MFN Reset") on the date of issuance of such other equity securities to equal the issuance price of such other equity securities (the "MFN Reset Price") and the exercise price of the associated Class I Warrants shall be reset to equal the new Unit Price, as reset.

                         (f)  Lowest  Reset  Price.  For  purposes  hereof,  the
"Lowest Reset Price" shall mean the lesser of (i) the Unit Price, (ii) the Effective Date Reset Price (if it then exists), (iii) the Three Month Reset Price (if it then exists), (iv) the Nine Month Reset Price (if it then exists),
(v) the lowest Late Registration Reset Price (of those that then exist) or (vi) the lowest MFN Reset Price (of those that then exist).

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

                         (g) Cap Amount  and  Adjustments.  Notwithstanding  the
terms of the Class II Warrant, the Company's obligation to issue Reset Units upon the exercise of Class II Warrant issued in the Initial Offering shall be subject to the Cap Amount as specified in Section 1.6(d) below; provided further that the provisions of this Section 1.4 shall be subject to adjustment as provided in Section 1.5 below; provided further that if on date of any Reset (each, a "Reset Date") that occurs after the Effective Date, the Registration Statement is subject to a Blackout Period or is otherwise ineffective, then for purposes hereof, such Reset Date shall be the first Trading Day thereafter that the Registration Statement becomes effective.

                  1.5 Adjustments to Reset of Unit Price.

                         (a) Adjustment Due to Stock Split or  Combination.  If,
at any time after the Closing Date but prior to either the Effective Date, the Three Month Reset Date, the Nine Month Reset Date or any Late Registration Reset Date, as the case may be, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, or decreased by a combination or reclassification of shares, or other similar event, then the Effective Date Reset Price, the Three Month Reset Price, the Nine Month Reset Price or the Late Registration Reset Price, as the case may be, shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event.

                         (b) Adjustment Due to Merger,  Consolidation,  Etc. If,
after the Closing Date but prior to either the Effective Date, the Three Month Reset Date, the Nine Month Reset Date, or any Late Registration Reset Date, as the case may be, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event (a "Reset Transaction"), as a result of which shares of Common Stock of the Company shall be changed into (or the shares of Common Stock become entitled to receive) the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then, prior to the consummation of any Reset Transaction, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Subscriber) to insure that the Subscriber shall thereafter have the right to acquire and receive, upon the basis and upon the terms and conditions specified herein and in lieu of or addition to (as the case may be) the shares of Common Stock theretofore issuable upon such Effective Date, Three Month Reset Date, Nine Month Reset Date or Late Registration Reset Date, as the case may be, such stock, securities and/or other assets that would have been issued or payable in such Reset Transaction with respect to or in exchange for the number of shares of Common Stock which would have been acquirable or receivable on such Effective Date, Three Month Reset Date, Nine Month Reset Date or Late Registration Reset Date, as the case may be, had such Reset Transaction not taken place. In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Subscriber) with respect to the Subscriber's rights and interests to insure that the provisions of this Section 1.5(b) and

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

Section 1.4 will thereafter be enforceable and to give appropriate effect to the reset provisions in Sections 1.4(a)-(c) (including, in the case of any such Reset Transaction in which the successor entity or purchasing entity is other than the Company, an immediate revision of the Unit Price and the exercise price of the Warrants to reflect the price of the common stock of the surviving entity and the market in which such common stock is traded). The Company shall not effect any transaction described in this Section 1.5(b) unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Agreement including this Section 1.5(b).

                  1.6. Authorization and Reservation of Shares of Common Stock.

                       (a) Authorized and Reserved Amount. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for (i) the issuance of the Unit Shares and (ii) the full exercise of all outstanding Warrants (including all associated Class I and Class II Warrants), and issuance of the Warrant Shares in connection therewith, which number shall not be reduced at any time prior to the Nine Month Anniversary Date; provided, however that the Company shall use all authorized but unreserved shares as necessary to issue all required Unit Shares and to honor exercises of the Warrants.

                       (b) Increases to Reserved  Amount.  Without  limiting any
other provision of this Section 1.6, if at any time prior to the Nine Month Anniversary Date the Company is notified by a Holder that the Reserved Amount, based upon the average of the 5 lowest Five Day Average Prices (as defined below) during any 30 consecutive trading days prior to the providing of such notice shall be less than One Hundred Fifty percent (150%) of the number of shares of Common Stock that would be issuable to such Holder if the date of such notice by the Holder were a Reset Date and the Class II Warrant was exercised in full on such date (without regard to the conversion limitations contained herein, and including shares of Common Stock issuable upon exercise of the Class II Warrant with respect to additional Units in connection with such Reset Date) (a "Share Reservation Failure"), the Company shall within five (5) business days notify all Holders of such occurrence and shall take action as soon as possible, but in any event within five (5) days after such Holder's notice if such action can be accomplished by the Board of Directors and within 120 days of such Holder's notice if such action requires the approval of the Company's shareholders, to increase the Reserved Amount for each Holder to Two Hundred percent (200%) of the number of shares of Common Stock then issuable to such Holder if the date of such notice by the Holder were a Reset Date (without regard to the conversion limitations contained herein, and including shares of Common Stock issuable upon exercise of the Class II Warrant with respect to additional Units in connection with such Reset Date). Any notice with respect to a particular Share Reservation Failure by a Holder shall be given within ten
(10) business days of such particular Share Reservation Failure. For purposes hereof, "Five Day Average Price" means the average Closing Bid Price for the 5 trading days ending on the date in question.

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                       (c)   Reduction   of  Reserved   Amount   Under   Certain
Circumstances. Prior to the Nine Month Anniversary Date, the Company shall not reduce the number of shares required to be reserved for issuance under this
Section 1.6 without the written consent of the Holder except for a reduction proportionate to a combination, reverse stock split, or other similar action effected for a valid business purpose other than affecting the obligations of Company under this Section 1.6, which action affects all shares of Common Stock equally; provided, however that in no event shall the Reserved Amount be reduced below one hundred and fifty percent (150%) of the number of shares of Common Stock then issuable to such Holder if the date of such reduction were a Reset
Date (without regard to the conversion limitations contained herein, and including shares of Common Stock issuable upon exercise of the Class II Warrant with respect to additional Units in connection with such Reset Date), without that Holder's written consent.

                       (d) Cap Amount; Shareholder Approval.

                           (i) [Intentionally Left Blank].

                           (ii) Effect of Cap Amount on Initial  Offering Units.
In no event shall the total number of shares of Common Stock issued as Unit Shares (including Reset Shares) and as Warrant Shares upon exercise of the Warrants exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without shareholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (the "Nasdaq 20% Rule"), if applicable, or any applicable rule requiring shareholder approval of an issuance of Common Stock in excess of 20% of the outstanding capital stock of the Company (in each case unless otherwise agreed by Nasdaq to the extent their rules apply). To the extent applicable, the Cap Amount shall be 1,625,000 Shares of Common Stock. For purposes hereof, "Reset Shares" shall mean shares of Common Stock that are part of a Reset Unit or are issued or issuable unon exercise of a Reset Warrant, where "Reset Units" shall mean any Units issued or issuable upon exercise of the Class II Warrant and "Reset Warrants" shall mean any Class I Warrants that are part of a Reset Unit.

                  1.7. Limitation on Sales. Notwithstanding anything to the contrary contained in this Agreement, the Company may not sell and Subscriber may not purchase (whether pursuant hereto or pursuant to the exercise of any Warrant) any shares of Common Stock of the Company pursuant to this Agreement and the transactions contemplated hereby to the extent that such sale and purchase would result in Subscriber at the time of such sale and purchase beneficially owning in excess of 4.9% of the Company's total shares of Common Stock outstanding at the time of such sale and purchase. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. No prior inability to sell and purchase the Unit Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination as to whether any sale and purchase could be made. This Section 1.7 may not be waived by Subscriber unless such waiver has been voted upon and approved by a majority of the Company's shareholders.

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

                  1.8 Closing. The Closing of the Initial Offering shall occur no later than January 26, 2000.

         2. Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents and warrants to and agrees with the Company as follows:

                  2.1 Accredited Investor. Subscriber is an accredited investor, as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

                  2.2 Investment Experience; Access to Information; Independent Investigation.

                      2.2.1 Access to Information. Subscriber or Subscriber's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents and to obtain any additional information which Subscriber or Subscriber's professional advisor deems necessary concerning the terms and conditions of this Offering, the Company and its business and prospects.

                      2.2.2 Reliance on Own Advisors. Subscriber has relied completely on the advice of, or has consulted with, Subscriber's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Acts for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 2.2.4 and on the Opinion of Counsel).

                      2.2.3 Capability to Evaluate. Subscriber has such knowledge and experience in financial and business matters so as to enable such Subscriber to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 2.2.4 below).

                      2.2.4 Disclosure Documents. Subscriber, in making Subscriber's investment decision to subscribe for the Securities hereunder, represents that (a) Subscriber has received and had an opportunity to review (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1999
(ii) the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1999, (iii) the Risk Factors, attached as Exhibit F-1, (iv) the Capitalization Schedule, attached as Exhibit F-2 (the "Capitalization Schedule"), and (v) the Use of Proceeds Schedule, attached as Exhibit G (the "Use of Proceeds Schedule"), (b) Subscriber has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, any other written information prepared by the Company which has been specifically provided to Subscriber in connection with this Offering and is designated in writing by the Company as a Disclosure Document (the documents described in Section 2.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Subscriber and Subscriber's representatives, if any; (c) Subscriber has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. Subscriber acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Subscriber has not relied upon any Third Party Reports, including any provided by the Placement Agent or Swartz Investments, LLC, in making the decision to invest.

                      2.2.5 Investment Experience; Fend for Self. Subscriber has substantial experience in investing in securities and he, she or it has made investments in securities other than those of the Company. Subscriber acknowledges that Subscriber is able to fend for Subscriber's self in the transaction contemplated by this Agreement, that Subscriber has the ability to bear the economic risk of Subscriber's investment pursuant to this Agreement and that Subscriber is an "Accredited Investor" by virtue of the fact that Subscriber meets the investor qualification standards set forth in Section 2.1 above. Subscriber has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Subscriber's purposes.

                  2.3 Exempt Offering Under Regulation D.

                      2.3.1 Investment; No Distribution. Subscriber is acquiring the Securities to be issued and sold hereunder for his, her or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a present view to the distribution thereof. Subscriber is aware that there are legal limits on Subscriber's ability to sell or dispose of the Securities and, therefore, that Subscriber may be required to bear the economic risk of the investment for an indefinite period of time and has adequate means of providing for Subscriber's current needs and possible personal contingencies. Subscriber's commitment to illiquid investments is reasonable in relation to Subscriber's net worth. By making the representations in this
Section 2.3.1, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Act, except as otherwise limited or required by the terms hereof.

                      2.3.2 [Intentionally Omitted]

                      2.3.3 Restricted Securities. Subscriber understands that the Unit Shares and Warrants issued at Closing are, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Subscriber represents that Subscriber is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                      2.3.4 Disposition. Without in any way limiting the representations set forth above, Subscriber further agrees not to sell, transfer, assign, pledge (except for any limited pledge in connection with a margin account of Subscriber to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available) and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or otherwise dispose of all or any portion of the Securities unless and until:

                      (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (b) (i) Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Subscriber to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Subscriber and Subscriber's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

                  2.4 Due Authorization.

                      2.4.1 Authority. The person executing this Subscription Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Subscriber is executing this Agreement. Subscriber has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

                      2.4.2 Due Authorization. If Subscriber is a corporation, Subscriber is duly and validly organized, validly existing and in good corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Securities to be purchased by Subscriber and to execute and deliver this Agreement.

                      2.4.3 [Intentionally Omitted]

                      2.4.4 Representatives. If Subscriber is purchasing in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Subscriber is so purchasing.

         3. Acknowledgments Subscriber is aware that:

            3.1 Risks of Investment. Subscriber recognizes that an investment in the Company involves substantial risks, including the potential loss of Subscriber's entire investment herein. Subscriber recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information which would be contained in a registration statement under the Act;

            3.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

            3.3 Securities Are Not Yet Registered. The Securities and any component thereof have not yet been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Subscriber to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein) assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available. The Company agrees to file a registration statement (the "Unit Deal Registration Statement" or the "Registration Statement") covering the resale of the Securities as required in the Registration Rights Agreement. The parties agree that, notwithstanding anything to the contrary in this Agreement or the Registration Rights Agreement, the Company shall be allowed to file, concurrently with the Unit Deal Registration Statement, a registration statement covering the securities issued and issuable to Swartz Private Equity, LLC ("SPE") pursuant to that certain Equity Line Investment Agreement (the "Equity Line Investment Agreement"), dated on or about November __, 1999, by and between the Company and SPE, including but not limited to the Put Shares and Warrant Shares (as defined in the Equity Line Subscription Agreement) issuable upon exercise of the Purchase Warrants and the Commitment Warrants (as each is defined in the Equity Line Subscription Agreement).

            3.4 [Intentionally Omitted].

            3.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time, or ever. Subscriber acknowledges that it may be required to bear the economic risk of Subscriber's investment for an indefinite period of time;

            3.6 Exempt Transaction. Subscriber understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Subscriber to acquire such Securities;

            3.7 Legends. It is understood that the certificates evidencing the Unit Shares, the Warrants, and the Warrant Shares, subject to legend removal under the terms of Section 5.9 below, shall bear the following legend (the "Legend"):

                                    "The securities  represented hereby have not
                  been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or an exemption therefrom."

            3.8 [Intentionally Left Blank].

         4. Representations and Warranties of the Company . The Company hereby makes the following representations and warranties to Subscriber (which shall be true at the signing of this Agreement and as of Closing) and agrees with Subscriber that:

            4.1 Organization, Good Standing, and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission ("SEC"), The National Association of Securities Dealers, Inc., The Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. The Company does not have any subsidiaries.

            4.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. There have been no material adverse changes in the Company's business, prospects or financial condition since December 31, 1999, including but not limited to incurring material liabilities, of which any officer of the Company is aware of or should be aware of after due inquiry. The financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act), and fairly present the financial condition of the

Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes which are due, except for taxes which it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending, or, to the best of the Company's knowledge, threatened against the Company or its officers and directors in their capacity as such, except as disclosed in the Disclosure Documents. The Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein necessary to make the statements contained therein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which under applicable law, would require disclosure in a registration statement for the primary issuance by the Company of its Common Stock but which has not been so publicly announced or disclosed.

            4.3 Authorization. All corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Unit Shares and Warrants being sold hereunder and the issuance (and the reservation for issuance) of the Warrant Shares have been taken, and this Agreement, the Irrevocable Instructions to Transfer Agent, and the Registration Rights Agreement and the Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

            4.4 Valid Issuance of Securities. The Unit Shares and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Subscriber in this Agreement and of the Placement Agent in the Placement Agent Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber in this Agreement and of the Placement Agent in the Placement Agent Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Unit Shares and the Warrants will be issued free of any preemptive rights. The Company currently has 125,000 shares of Common Stock reserved for issuance upon exercise of the Warrants.

                  4.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws each as amended, and in effect on and as of the date of this Agreement or of any provision of any instrument or contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the

Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, and the Irrevocable Instructions to Transfer Agent, except as described in the Disclosure Documents. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement and the Irrevocable Instructions to Transfer Agent, except as described in the Disclosure Documents,
(b) violate the Company's Articles of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

            4.6 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board.

            4.7 Capitalization. As of January 20, 2000, the Company has the authority to issue 110,001,000 shares, consisting 100,000,000 shares of Common Stock, $.001 par value, of which 25,346,519 shares are issued and outstanding, 1,000 shares of Preferred Stock, $.01 par value ( the "Original Preferred Stock") of which 1,000 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, $.01 par value (the "Class A Preferred Stock") of which no shares are issued and outstanding.

            4.8 Intellectual Property. The Company has no intellectual property.

            4.9 Use of Proceeds. As of the date hereof, the Company expects to use the net proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as Exhibit G hereto. These purposes and amounts are estimates and are subject to change without notice to any Subscriber.

            4.10 No Rights of Participation. No person or entity, including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

            4.11 Company Acknowledgment. The Company hereby acknowledges that Subscriber may elect to hold the Securities for an indefinite period of time, as permitted by the terms of this Agreement and other agreements contemplated hereby, and the Company further acknowledges that Subscriber and the Placement Agent have made no representations or warranties, either written or oral, as to how long the Securities will be held by Subscriber or regarding Subscriber's trading history or investment strategies.

            4.12 Termination Date of Offering. There shall only be one Closing of the purchase and sale of the Units for the Initial Offering and the date of such Closing shall be referred to as the "Closing Date").

            4.13 Underwriter's Fees and Rights of First Refusal. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Placement Agent in connection with this Offering.

            4.14 Availability of Form S-3. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on Form S- 3 under the Act.

            4.15 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Act pursuant to the provisions of Regulation D or would require the issuance of any other securities to be integrated with this Offering under the Rules of Nasdaq. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Units.

            4.16 Acknowledgment of Dilution. The number of Unit Shares issuable may increase substantially in certain circumstances, including the circumstance in which the trading price of the Common Stock declines prior to a Reset Event. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Reset Shares upon the occurrence of a Reset Event is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of the other shareholders.

            4.17 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            4.18 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Exhibit I. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company, any intention to terminate his employment with, or services to, the Company. "Key Employee" means Alan Phan.

            4.19 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            4.20 Transactions With Affiliates. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            4.21 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Utah law which is or could become applicable to the Subscriber as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Units and any exercise of the Warrants and ownership of the Warrant Shares.

            4.22 Other Agreements. The Company has not, directly or indirectly, made any agreements with the Subscriber, or any other subscriber under a subscription in the form of this Agreement for the purchase of Units, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein or therein, respectively, or in exhibits hereto or thereto.

         5. Covenants of the Company

            5.1 Independent  Auditors.  The Company shall,  until at least three
(3) years after the Closing Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

            5.2 Corporate Existence and Taxes. The Company shall, until at least the later of (i) the date that is three (3) years after the Closing Date or (ii) the exercise of a Warrants issued pursuant to this Agreement, maintain its corporate existence in good standing and remain a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act) (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Warrants and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a Reporting Issuer) and shall pay all its taxes when due except for taxes which the Company disputes.

                  5.3 Registration Rights. The Company will enter into a registration rights agreement (the "Registration Rights Agreement") covering the resale of the Unit Shares and the Warrant Shares in the form of the Registration Rights Agreement attached as Exhibit C.

                  5.4  [Intentionally Left Blank].

                  5.5 Asset Transfers. The Company shall not transfer, sell, convey or otherwise dispose of any of its material assets to any Subsidiary or affiliate except for a cash or cash equivalent consideration and for a proper business purpose, prior to December 31, 2000 without the consent of the Subscriber.

            5.6 Capital Raising Limitations; Rights of First Refusal.

                5.6.1 Future Offerings Lockup. The Company shall not issue or sell, or agree to issue or sell, any debt or equity securities (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company) for a period beginning on the date hereof and ending Ninety (90) days after the effectiveness of the registration statement required to be filed under the Registration Rights Agreement without obtaining the prior written approval of Subscriber (the "Future Offerings Lock Up").

                5.6.2 Right of First Refusal. The Company agrees that, during the period beginning on the date hereof and terminating one year following the Closing Date, the Company will not, without the prior written consent of Subscriber and Swartz Private Equity, LLC ("SPE")(which shall be deemed given for the warrants to purchase Common Stock issued or to be issued to the Placement Agent in consideration of its services in connection with this Agreement and the transactions contemplated hereby) issue or sell, or agree to issue or sell any equity or debt securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company) ("Future Offerings") unless the Company shall have first delivered to Subscriber and to SPE, at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing Subscriber and its affiliates and SPE (based on the Allocation specified in Section 5.6.3 below) an option for such ten (10) business day period following delivery of such notice to purchase, for their own investment purposes (not as brokers or agents for others) up to the amount of the securities, as designated in Section 5.6.3 below, being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this section 5.6.2 are collectively referred to as the "Rights of First Refusal").

                5.6.3 Amount of Subscriber's Right of First Refusal. Subscriber and SPE shall each be entitled to purchase up to 50% of such a Future Offering (the "Allocation"), provided that if either Subscriber or SPE waives its right to participate in a given offering, then the other of Subscriber or SPE shall be entitled to purchase the waiving party's Allocation..

                5.6.4 Exceptions to the Future Offering Lockup and Rights of First Refusal. Notwithstanding anything to the contrary in this Agreement, the Future Offerings Lock Up and Rights of First Refusal shall not apply to the Equity Line Investment Agreement (as defined in Section3.3 above) or to any securities issued or issuable thereunder or to any securities issued or issuable upon the exercise of warrants issued or issuable pursuant to the Equity Line Investment Agreement, provided, however, in case the registration statement covering the securities issuable to SPE (the "SPE Registration Statement") is declared effective by the SEC prior to the effectiveness of the Unit Deal Registration Statement, the Company may not initiate any "Puts" (as defined in the Equity Line Investment Agreement) pursuant to such Equity Line until the earlier of (x) the date on which the Unit Deal Registration Statement is declared effective or (y) the date which is 15 months after the Closing Date; provided, further, notwithstanding anything to the contrary in this Agreement or in any agreement referenced in this Agreement, nothing herein or therein shall prohibit SPE from (i) exercising any or all of its "Commitment Warrants" (as defined in the Equity Line Investment Agreement) at any time allowed under the terms of the Commitment Warrants and (ii) selling the common stock issued upon exercise of the Commitment Warrants under the SPE Registration Statement once it is declared effective, regardless of whether or not the Unit Deal Registration Statement is declared effective prior to the date of such sale. The Future Offerings Lock Up and Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration for a merger, consolidation, acquisition or purchase of assets, or, in connection with any of the foregoing transactions with an industry partner (a "Strategic Alliance"), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors; provided, however, that no registration statement covering the resale of Common Stock issued in connection with a Strategic Alliance, or upon conversion, exercise or exchange of securities issued in connection with such transactions, shall be declared effective prior to the date that is one year after the Closing Date. The Capital Raising Limitations also shall not apply to

(a) the issuance of securities pursuant to a firm commitment underwritten public offering, (b) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (c) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants, or (d) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes.

                  5.7 Financial 10-K Statements, Etc. and Current Reports on Form 8-K. The Company shall make available, upon request, to the Subscriber copies of its annual reports on Form 10-K, and quarterly reports on Form 10-Q and shall deliver to the Subscriber current reports on form 8-K within two (2) days of filing for two (2) years from the Initial Closing. The Company shall file a current report on form 8-K disclosing the terms of this Offering and the Securities within two (2) business days of the date of Closing.

                  5.8 Opinion of Counsel. Subscriber shall, concurrently with the purchase of the Units pursuant to this Agreement, receive an opinion letter from Richard O. Weed ("Counsel"), counsel to the Company, in the form attached as Exhibit D.

                  5.9 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without any legend to the holder of any Unit
 Shares and Warrant Shares upon which such Legend is stamped, and a certificate for a Unit Share or Warrant Shares shall be originally issued without any legend, if, unless otherwise required by applicable state securities laws, (a) the sale of such Unit Shares and Warrant Shares is registered under the Securities Act, and (b) the holder thereof makes the representations necessary for counsel to the Company to issue a legal opinion to the effect that a public sale or transfer of such Unit Shares or Warrant Shares may be made without registration under the Securities Act pursuant to Rule 144.

         If the Company  fails to remove any Legend as required by this  Section
5.9 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following such failure, if the Company continues to fail to remove such legend, the Company shall pay to holders holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the fair market value of the Unit Shares and Warrant Shares then held by such holder per day that such failure continues. For purposes hereof, the number of Warrant Shares held by a holder shall be calculated as though all Warrants held by such holder were fully exercised, without regard to any limitations on the exercise thereof. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 5.9 for an aggregate of thirty (30) days, each holder holding shares subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Unit Shares and Warrant Shares held by such holder at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Unit Price and (ii) the then fair market value of such Unit Shares.

                5.10 Listing. The Company shall (i) continue the listing and trading of its Common Stock on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market ("Nasdaq"), or on the Nasdaq National Market System ("NMS"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX"); and (ii) comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

                5.11 The Company's Instructions to Transfer Agent. The Company shall use its best efforts to, within ten (10) business days of the Closing Date, enter into an agreement with the Company's transfer agent (the "Transfer Agent") substantially in the form attached hereto as Exhibit E (the "Irrevocable Instructions to Transfer Agent"), with such modifications as are necessary to reflect the terms of this Offering. The Company will issue to its Transfer Agent the Irrevocable Instructions to Transfer Agent in the form of Exhibit E instructing the Transfer Agent to issue certificates, registered in the name of Subscriber or its nominee, for the Reset Shares and the Warrant Shares in such amounts as specified from time to time by such Subscriber to the Company upon the occurrence of any Reset Event and upon the exercise of the Warrants. The Company warrants that no instruction, other than such instructions referred to in Section 5.9 hereof will be given by the Company to its Transfer Agent with respect to the Units, the Reset Units, or the Warrant Shares. Nothing in this Section shall affect in any way Subscriber's obligations and agreement set forth in Sections 2.3.3 or 2.3.4 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. The Company hereby agrees that it will not unilaterally terminate its relationship with the Transfer Agent for any reason prior to the date which is two years and one month after the Closing Date of the Initial Offering or one (1) month after the Nine Month Anniversary Date, whichever is earlier (the "Ending Date") without the consent of the Subscriber. In the event the Company's agency relationship with the Transfer Agent should be terminated for any other reason prior to the date which is three (3) years after the Closing Date, the Company's Transfer Agent shall continue acting as transfer agent pursuant to the terms of the Irrevocable Instructions to Transfer Agent until such time that a successor transfer agent (i) is appointed by the Company;
(ii) is approved by the Subscriber; and (iii) executes and agrees to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

         6. Miscellaneous

            6.1 Representations and Warranties Survive the Closing; Severability. The Subscriber's and the Company's representations and warranties shall survive the Closing of the transactions contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

            6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subscriber may assign Subscriber's rights hereunder, in connection with any private sale of the Warrants of such Subscriber, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in a form acceptable to the Company and provides an original copy of such acknowledgment to the Company.

            6.3 Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to conflict of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            6.4 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

            6.5 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

            6.6 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

            6.7 Expenses. The Company shall pay to Subscriber at the Closing reimbursement for the expenses incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements and documents to be executed in connection herewith, including, without limitation, due diligence and attorney's fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon Subscriber's written request, the Company shall pay to Subscriber such Expenses, if any, not so paid at Closing and/or covered by such payment,in each case to the extent incurred by Subscriber. The Company shall not be required to reimburse Expenses to the extent such Expenses exceed fifty thousand dollars ($50,000) in the aggregate.

            6.8 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Warrants, the Registration Rights Agreement, the Escrow Agreement, the Irrevocable Instructions to Transfer Agent and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         7. Officer and Director Transactions. If any officer (as defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended) or director of the Company, directly or indirectly, including through family members, trusts or other entities related to such executive officer or director, disposes, or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of, any Common Stock beneficially owned by him during the period beginning on the Closing Date and ending on the date which is six (6) months after the Unit Deal Registration Statement is declared effective by the SEC, the Company shall pay to Subscriber an amount equal to (x) the number of Unit Shares and Warrant Shares (without giving effect to any exercise or limitation on exercise thereof) then held by Subscriber times (y) the difference between (m) the Closing Bid Price of the Common Stock on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (n) the lowest Closing Bid Price of the Common Stock during the thirty (30) trading day period beginning on the Announcement Date; provided, however, that an officer or director ( and all such entities for the benefit of any member of his/her family, collectively) may transfer during the six (6) month period following the effectiveness of the Unit Deal Registration Statement up to ten percent (10%) of his/her total holdings as of the date hereof without triggering the Company's payment obligations pursuant to this Section 7.

         8. Indemnification. In consideration of each Buyer's execution and delivery of the Subscription Agreement, Registration Rights Agreement, Irrevocable Instructions to Transfer Agent (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the company shall defend, protect, indemnify and hold harmless Subscriber and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim, derivative or otherwise, by any shareholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the shareholders of the Company.

         To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

         Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 8, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 8, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 8 to the extent it is prejudicial.

         9. [Intentionally Left Blank].

         10. Number of Units and Purchase Price. Subscriber subscribes for 227,445 Units (in the amount of $13.19 per Unit (the "Initial Unit Amount")) and the Class II Warrant against payment by wire transfer in the amount of $3,000,000 (the "Aggregate Purchase Price").

         11. Accredited Investor. Subscriber is an "accredited investor" because (check all applicable boxes):

               (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

               (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

               (c)  [ ] a natural person, who

                    [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                    [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                    [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               (d) [X] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

               (e)  [ ] other
                    [specify]__________________________________________________

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this _____ day of January, 2000.



PYR MANAGEMENT, LLC                          PYR MANAGEMENT, LLC

                                             PRINT EXACT NAME IN WHICH YOU WANT
                                             THE SECURITIES TO BE REGISTERED
By: Pyramid Trading Limited Partnership
Its: Sole Member
                                             DELIVERY INSTRUCTIONS:
                                             Please type or print address where
     By:      ___________________            your security is to be delivered
     Name:    Fred Goldman
     Title:   Authorized Individual          ATTN.: Fred Goldman
                                             44 South LaSalle Street Ste. 700
                                             Chicago, IL 60605
                                             Tel: (312)362-4000
                                             Fax: (312)362-4500



WITH A COPY TO:
Please type or print address where copies are to be delivered

ATTN.: Michael H. Altman, Esq.
Altheimer & Gray
10 South Wacker Drive Ste. 4000
Chicago, IL 60606
Tel: (312)715-4000
Fax: (312)715-4800


         THIS   AGREEMENT   IS   ACCEPTED  BY  THE  COMPANY  IN  THE  AMOUNT  OF
$_________________ ON THE ____ DAY OF JANUARY, 2000.

                                        The Hartcourt Companies Inc.

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________
(555088.8)

EXHIBIT A
to Subscription Agreement

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK.
SUBSCRIBERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT
AND ASSESSMENT OF THE RISKS INVOLVED.


Warrant to Purchase
227,445 shares


                    Class I Warrant to Purchase Common Stock
                                       of
                          THE HARTCOURT COMPANIES, INC.

         THIS CERTIFIES that PYR MANAGEMENT, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from THE HARTCOURT COMPANIES, INC., a Utah corporation (the "Company"), up to 227,445 fully paid and nonassessable shares of the Company's common stock, $.001 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time, on January 26, 2005 (the "Exercise Period").

         Holder agrees with the Company that this Warrant to Purchase Common Stock of The Hartcourt Companies, Inc. (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1. Date of Issuance.

         This Warrant shall be deemed to be issued on January 26, 2000 ("Date of Issuance").

         2. Exercise.

            (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, at the address, telephone number and fax number set forth on the signature page hereof, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

            (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

            (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

            (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

         3. Payment of Warrant Exercise Price.

         The Exercise Price shall initally equal $13.19 per share ("Exercise Price"). Anytime a Reset Event occurs pursuant to Section 1.4 of the Regulation D Subscription Agreement (the "Subscription Agreement") by and between PYR MANAGEMENT, LLC and the Company, dated January 26, 2000, the Exercise Price of this Warrant shall be reset to equal the Lowest Reset Price, where "Reset Event," and "Lowest Reset Price" shall have the meanings ascribed to them in the Subscription Agreement.

         Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

         (i) Cash Exercise: cash, bank or cashiers check or wire transfer; or

         (ii) Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction under this subsection (ii) if and only if, on the Date of Exercise, there is not then in effect a current registration statement that covers the resale of the shares of Common Stock to be issued upon exercise of this Warrant. In order to effect a Cashless Exercise, the Holder shall, surrender this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder;

                  Y = the  number  of  shares of  Common   Stock for which  this
                  Warrant is being exercised;

                  A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period; and

                  B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

         4. Transfer and Registration.

            (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

            (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated January 26, 2000 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

         5. Anti-Dilution Adjustments.

            (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

            (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

            (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

            (d) Dilutive Issuance. If, at any time during the term of this Warrant, the Company issues or is deemed to issue any equity securities at a price that is less than the Unit Price then in effect, then the Exercise Price of this Warrant shall be readjusted on the date of such issuance of such other equity securities to equal the issuance price of such other equity securities.

            (e) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

            (f) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b),
(c) or (d) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

            (g) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

         6. Fractional Interests.

         No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

         7. Reservation of Shares.

         The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8. Restrictions on Transfer.

            (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

            (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

         9. Benefits of this Warrant.

         Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

         10. Applicable Law.

         This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Utah, without giving effect to conflict of law provisions thereof.

         11. Loss of Warrant.

         Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         12. Notice or Demands.

         Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address, telephone number and facsimile number set forth on the signature page hereof. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.


         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 26th day of January, 2000.

                                        THE HARTCOURT COMPANIES, INC.


                                        By:____________________________________
                                           ---------------, --------

                                        Address:
                                             1196 East Willow Street
                                             Long Beach, CA 91730
                                             Phone: (562) 426-9796
                                             Fax: (562) 426-8896

                                    EXHIBIT A

                        EXERCISE FORM FOR CLASS I WARRANT

                        TO: THE HARTCOURT COMPANIES, INC.

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of THE HARTCOURT COMPANIES, INC., a Utah corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated: _____________________

-------------------------------------------------------------------------------
                                    Signature


-------------------------------------------------------------------------------
                                   Print Name


-------------------------------------------------------------------------------
                                     Address

-------------------------------------------------------------------------------

NOTICE
The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
-------------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of THE HARTCOURT COMPANIES, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:___________                       _______________________________________
                                        Signature


Fill in for new registration of Warrant:

-----------------------------------------
                  Name

-----------------------------------------
                  Address

-----------------------------------------
Please print name and address of assignee
(including zip code number)

-------------------------------------------------------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the of the attached Warrant in every particular, without alteration or or any change whatsoever.
-------------------------------------------------------------------------------
(555088.8)

EXHIBIT B
to the Subscription Agreement

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK.
SUBSCRIBERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT
AND ASSESSMENT OF THE RISKS INVOLVED.


Warrant to Purchase Units



                       Class II Warrant to Purchase Units
                                       of
                          THE HARTCOURT COMPANIES, INC.

         THIS CERTIFIES that PYR MANAGEMENT, LLC or any subsequent holder hereof ("Holder"), has the right to purchase from THE HARTCOURT COMPANIES, INC., a Utah corporation (the "Company"), that number (if any) of Units(as defined below), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time, on January 26, 2005 (the "Exercise Period"). Each Unit consists of one fully paid and nonassessable share of the Company's Common Stock, $.001 par value per share ( the "Common Stock") and a Class I Warrant entitling the holder thereof to purchase one share of Common Stock of the Company at the price and upon the terms set forth therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Regulation D Subscription Agreement entered by and between the Company and PYR MANAGEMENT, LLC on January 26, 2000 (the "Subscription Agreement").

         This Warrant shall be deemed to be issued on January 26, 2000 ("Date of Issuance").

         Holder agrees with the Company that this Class II Warrant to Purchase Units of The Hartcourt Companies, Inc. (the "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1. (a)Number of Units Into Which This Warrant is Exercisable. Subject to adjustment as provided herein, on and after any Effective Date (as defined herein), this Warrant shall become exercisable into additional Units. For purposes hereof, the number of additional units into which this Warrant becomes exercisable on and after an Effective Date shall be determined according to the following formula, where N represents such number:

                                       P
                  N        =        ------  -    U
                                       M

where:            P        =        the Aggregate  Purchase Price (as defined in
                                    the Subscription Agreement);
                  M        =        the Market  Price  (as defined below) on the
                                    applicable Effective Date;
                  U        =        the  Initial  Unit Amount (as defined in the
                                    Subscription Agreement) plus the number of Units issued upon previous exercises of this Class II Warrant, if any.

         For purposes of this Warrant, "Market Price," as of any Effective Date (as defined below), shall mean the Lowest Reset Price (as defined in the Subscription Agreement) in effect on that Effective Date.

         (b) Time of Exercise. Notwithstanding the foregoing, this Warrant shall not become exercisable for additional Units pursuant to this Section 1(a) if such exercise would violate NASDAQ Rule 4460(i) (or any successor rule). To the extent that the immediately preceding sentence is applicable, the Company shall pay to Holder an amount equal to (x) "N" times the Market Price on the applicable Effective Date. An "Effective Date" shall mean any Reset Date (as defined in the Subscription Agreement).

         2. Exercise.

            (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full Units covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each Unit as to which this Warrant is exercised, at the office of the Company, at the address, telephone number and fax number set forth on the signature page hereof, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

         Notwithstanding anything contained herein to the contrary, if, prior to the final Effective Date, this Warrant is exercised for all Units for which it is then exercisable, this Warrant shall remain outstanding, and may, pursuant to the terms hereof, become exercisable for additional Units on one or more subsequent Effective Dates.

            (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

            (c) Cancellation of Warrant. This Warrant shall be canceled upon the full Exercise of this Warrant, and Holder shall be entitled to receive the Unit Shares and Class I Warrants for the number of Units purchased upon such Exercise of this Warrant within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"), and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Units.

            (d) Holder of Record. Each person in whose name any Warrant for Units is issued shall, for all purposes, be deemed to be the Holder of record of the Unit Shares and Class I Warrants on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Unit Shares and Class I Warrants purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

            (e) Buy-In. If (i) the Company fails for any reason (other than Holder's failure to pay to the Company the Exercise Price or to deliver to the Company a duly executed notice to exercise a Cashless Exercise) to deliver during the Delivery Period Units to Holder upon an exercise of this Warrant and
(ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a
"Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

         3. Payment of Warrant Exercise Price.

         The Exercise Price shall initally equal $.001 per Unit ("Exercise Price").

         Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

            (i) Cash Exercise: cash, bank or cashiers check or wire transfer; or

            (ii) Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction under this subsection (ii) if and only if, on the Date of Exercise, there is not then in effect a current registration statement that covers the resale of the shares of Common Stock to be issued upon exercise of this Warrant. In order to effect a Cashless Exercise, the Holder shall, surrender this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of Units computed using the following formula:

                           X = Y (A-B)/A

where:   X = the number of Units to be issued to Holder.

         Y = the number of Units for which this Warrant is being exercised.

         A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

         B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

         4. Transfer and Registration.

            (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

            (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under the
Registration Rights Agreement and, accordingly, has the benefit of the registration rights pursuant to that agreement.

         5. Anti-Dilution Adjustments.

            (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant (including the Class I Warrants issuable upon exercise of this Warrant) been exercised immediately prior to such record date.

            (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

            (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant (including the Class I Warrants issuable upon the exercise of this Warrant) the been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date").

            (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant (including the Class I Warrants issuable upon exercise of this Warrant) immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

            (e) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

         6. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

         7. Reservation of Shares.

            The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant (including the Class I Warrants issuable upon the exercise of this Warrant) and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant (including the Class I Warrants issuable upon the exercise of this Warrant), all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8. Restrictions on Transfer.

            (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

            (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

         9. Benefits of this Warrant.

            Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

         10. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of [New York], without giving effect to conflict of law provisions thereof.

         11. Loss of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         12. Notice or Demands.

             Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address, telephone number and facsimile number set forth on the signature page hereof. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.


         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 26th day of January, 2000.

                                        THE HARTCOURT COMPANIES, INC.


                                        By:____________________________________


                                        Address:
                                             1196 East Willow Street
                                             Long Beach, CA 91730
                                             Phone: (562) 426-9796
                                             Fax: (562) 426-8896

                                    EXHIBIT A

                       EXERCISE FORM FOR CLASS II WARRANT

                        TO: THE HARTCOURT COMPANIES, INC.

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the Units of THE HARTCOURT COMPANIES, INC., a Utah corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares of Common Stock be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated: _____________________

-------------------------------------------------------------------------------
                                    Signature


-------------------------------------------------------------------------------
                                   Print Name


-------------------------------------------------------------------------------
                                     Address

-------------------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
-------------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of THE HARTCOURT COMPANIES, INC., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:___________                       _______________________________________
                                        Signature


Fill in for new registration of Warrant:

-----------------------------------------
                  Name

-----------------------------------------
                  Address

-----------------------------------------
Please print name and address of assignee
(including zip code number)

-----------------------------------------------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written
upon  the  face  of  the  attached   Warrant   in   every   particular,  without
alteration  or enlargement or any change whatsoever.
-------------------------------------------------------------------------------
(555088.8)

Exhibit C
to Subscription Agreement

                                      REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of January 26, 2000, by and among The Hartcourt Companies Inc., a corporation duly incorporated and existing under the laws of the State of Utah ("Company"), Dunwoody Brokerage Services, Inc. ("Dunwoody"), a Georgia limited liability company, and the subscriber (hereinafter referred to as "Subscriber") to the Company's Offering ("Offering") of up to Three Thousand Dollars ($3,000,000) of Units (the "Units," as defined below), and a "Class II Warrant" (as defined in the Subscription Agreement). Each Unit consisting of one share of Common Stock (the "Unit Shares") and a "Class I Warrant" (as defined in the Subscription Agreement) to purchase one share of Common Stock, all pursuant to the Regulation D Subscription Agreement between the Company and the Subscriber ("Subscription Agreement").

             1. Definitions. For purposes of this Agreement:

            (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document;

            (b) For purposes hereof, the term "Registrable Securities" means the shares of the Company's Common Stock together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, issuable or issued (i) as Unit Shares (including but not limited to any Reset Shares, as defined in the Subscription Agreement), (ii) upon exercise of the Class I Warrants (including but not limited to any Reset Warrants, as defined in the Subscription Agreement) and (iii) upon exercise of the Warrants to purchase Common stock issued to Dunwoody in connection with the Offering (the "Placement Agent Warrants", together with the Class I Warrants, the Class II Warrant and any Reset Warrants, collectively referred to as the "Warrants"), by Dunwoody or any subsequent Holder of the Warrant or portion thereof.

            Notwithstanding the above:

            1. Common Stock which would otherwise be deemed to be Registrable Securities shall not constitute Registrable Securities if and to the extent that those shares of Common Stock may be resold in a public transaction pursuant to Rule 144(k) under the Act; and

            2. any Registrable Securities resold in a public transaction shall cease to constitute Registrable Securities.

            (c) [Intentionally Left Blank].

            (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities;

            (e) The term "Filing Date" means the date which is ten (10) days after the Closing Date (as defined in the Subscription Agreement) and the term "Due Date" means either (i) the date which is one hundred twenty (120) days after such Closing Date, if the Registration Statement (as defined in Section 2(a) below) is filed by the Filing Date, or (ii) the date which is ninety (90) days after such Closing Date, if the Registration Statement is not filed by the Filing Date.

         2. Required Registration.

            (a) The Company shall use its best efforts to file, by the Filing Date, a registration statement ("Registration Statement") on Form S-3 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of the Holders), covering no more than 1,625,000 shares for holders of piggyback rights at the time of this Agreement, plus covering the resale of all of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions. Such Registration Statement shall initially cover the number of shares issuable upon exercise of the Placement Agent Warrants plus at least One Million (1,000,000) shares of Common Stock. The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible. In the event that the Company is notified (which notice may be given only within sixty (60) days of a Reset Date (as defined in the Subscription Agreement)) by a Holder of Registrable Securities relating to the Units that the Registration Statement does not cover a sufficient number of shares of Common Stock to effect the resales of a number of shares of Common Stock equal to at least (i) one hundred fifty percent (150%) of the sum (the "Maximum Amount") of
(a) the number of Unit Shares issued to Holder, plus (b) the number of shares of Common Stock that would be issuable to such Holder upon exercise of all of its Class II Warrant, and all of its Class I Warrants, including the Reset Warrants, if such Warrant were exercised on the date of such notice by the Holder (a "Registration Shortfall"), the Company shall, within seven (7) business days, amend the Registration Statement or file a new Registration Statement (an "Amended" or "New" Registration Statement, respectively), as appropriate, to add such number of additional shares as would be necessary to effect the resales of a number of shares of Common Stock equal to at least two hundred percent (200%) of the Maximum Amount . If for any reason or for no reason, the Registration Statement is not declared effective under the Securities Act on or prior to the

Due Date or is not available for resales of all Registrable Securities at anytime thereafter ("Registration Failure Period"), the Company shall make payments to each Holder ("Registration Failure Payments") which shall accrue at the rate of 2% per month, accruing daily, on the principal amount of $2,500,000 until the later of (a) the end of such Registration Failure Period or (b) the first Late Registration Reset Date (as defined in the Subscription Agreement), payable, at the option of the Holder (i) in shares of Common Stock ("Additional Shares"), valued at the closing bid price of the Common Stock on the business day immediately prior to the delivery of the Additional Shares or (ii) in cash, in each case payable within 5 business days of the last day of the calendar month in which they accrue

            Notwithstanding the above, no Registration Failure Payments shall accrue prior to the Due Date.

            Such Additional Shares shall also be deemed "Registrable Securities" as defined herein. The Company covenants to use its best efforts to use Form S-3 for the registration required by this Section during all applicable times contemplated by this Agreement.


            (b) The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities cease to exist.

            (c) The Company represents that it is presently eligible to effect the registration contemplated hereby on Form S-3 and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility.

            (d) Notwithstanding anything contained herein to the contrary, the Company shall not be required to register additional shares hereunder if such shares are not available for issuance as a result of the unavailability of authorized but unreserved shares of Common Stock.

         3. Piggyback  Registration.  If the Registration Statement described in
Section 2 is not effective and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; nothing herein shall prevent the Company from withdrawing or abandoning the registration statement prior to its effectiveness. The election of initiating Holders to participate in a Piggyback Registration Statement shall not impact the amount payable to investors pursuant to Section 2(a) herein except that the Late Registration Payment shall cease to accrue as of the date of effectiveness of the Piggyback Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Holders shall have no right to have the Registrable Securities included in the registration statement (the "Equity Line Registration Statement") to be filed pursuant to that certain Equity Line Investment Agreement (the "Equity Line Investment Agreement"), dated on or about November __, 1999, by and between the Company and Swartz Private Equity, LLC and the associated registration rights agreement.

         4. Limitation on Obligations to Register.

            (a)  In  the  case  of  a  Piggyback   Registration   involving   an
underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the registration statement, to the extent such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder, including Dunwoody, seeks to register bears to the total number of Registrable Securities sought to be included by all Holders, including Dunwoody. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

            (b) In the event the Company believes that shares sought to be registered under Section 2 or Section 3 by Holders do not constitute "Registrable Securities" by virtue of Section 1(b) of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without volume limitation without registration under the Act, by virtue of Rule 144 or similar provisions.

         5. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to remain effective for the applicable period.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and file a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

            (g) Provide Holders with written notice within one (1) business day of the date that a registration statement and any amendment thereto registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

            (h) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement.

            (i) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC if so requested by Holder in writing.

            (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order, and, if any is issued, to obtain the removal thereof at the earliest possible date.

            (k) Use its best efforts to list the Registrable Securities covered by the registration statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD or any such exchange or market.

            (i) The parties agree that, notwithstanding anything to the contrary in this Agreement, the Company shall be allowed to file the Equity Line Registration Statement concurrently with the Registration Statement.

         6. Black Out. In the event that, during the time that the Registration Statement is effective, the Company reasonably determines, based upon advice of counsel, that due to the existence of material non-public information, disclosure of such material non-public information would be required to make the statements contained in the Registration Statement not misleading, and the Company has a bona fide business purpose for preserving as confidential such material non-public information, the Company shall have the right to suspend the use of the Registration Statement (a "Registration Black Out"), and no Holder shall be permitted to sell any Registrable Securities pursuant thereto, until such time as such suspension is no longer required hereunder; provided, however, that such time shall not exceed a period of sixty (60) days. As soon as such suspension is no longer required hereunder, the Company shall, if required, promptly, but in no event later than the date the Company files any documents with the Securities and Exchange Commission ("SEC") referencing such material information, file with the SEC an amendment to the Registration Statement disclosing such information and use its best efforts to have such amendment declared effective as soon as possible.

         In the event that the use of the Registration Statement is suspended by the Company, the Company shall promptly notify all Holders whose securities are covered by the Registration Statement of such suspension, and shall promptly notify each such Holder as soon as use of the Registration Statement may be resumed. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Subscription Agreement in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale prior to receipt of notice of such Registration Black Out and for which such Holder has not yet settled. The Company shall be entitled to effect no more than one Registration Black Out during any twelve
(12) month period.

         7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holder shall timely furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

         8. Expenses. All expenses other than underwriting discounts and commissions and fees and expenses of counsel to the selling Holders incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

         9. Indemnification. In the event any Registrable Securities are included in a Registration Statement or a Piggyback Registration Statement under this Agreement:

            (a) To the extent  permitted by law, the Company will  indemnify and hold harmless each Holder, the officers, directors and agents of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a statement which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any statement or omission in each case to the extent (and only to the extent) that such statement or omission is made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                  (c) Promptly after receipt by an indemnified  party under this
Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

            (d) In the event that the indemnity provided in paragraph (a) or (b)
of  this  Section  9 is  unavailable  to or  insufficient  to hold  harmless  an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.
Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

         10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

             (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

         11. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

         12. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at the address, telephone number and facsimile number set forth on the signature pages of this Agreement and (ii) the Holders at their respective last address and facsimile number of the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

         13. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

         14. Assignment. The rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file a new registration statement or an amended registration statement including such transferee or a selling security holder thereunder.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

         16. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

         17. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

         18. Entire Agreement. This Agreement, including the Exhibits attached hereto, the Subscription Agreement, the Placement Agent Agreement, the Placement Agent's Warrant, the Irrevocable Instructions to Transfer Agent, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 26thday of January, 2000.

                                        THE HARTCOURT COMPANIES INC.

                                        By:____________________________________
                                           ------------------, ---------

                                        Address:
                                             1196 East Willow Street
                                             Long Beach, CA 91730
                                             Phone: (562) 426-9796
                                             Fax: (562) 426-8896


                                        DUNWOODY BROKERAGE SERVICES, INC.

                                        By:____________________________________
                                                  Robert L. Hopkins, President
                                        Address:  8309 Dunwoody Avenue
                                                  Atlanta, GA  30350
                                                  Telephone:  (770) 640-0011
                                                  Facsimile:  (770) 993-1324

                                        INVESTOR

                                        PYR MANAGEMENT, LLC

                                        By:  Pyramid Trading Limited Partnership

                                        By:____________________________________
                                                  Fred Goldman,
                                                  Authorized Person
                                        Address:  44 South LaSalle Street
                                                  Ste. 700
                                                  Chicago, IL 60605
                                                  Tel: (312)362-4000
                                                  Fax: (312)362-4500

EXHIBIT D
to Subscription Agreement
                               January ___, 2000


Ladies and Gentlemen:
         We regularly represent and have acted as counsel to Hartcourt Companies Inc., a Utah corporation (the "Company"), in connection with that certain Regulation D Subscription Agreement dated as of January ___, 2000 (the "Purchase Agreement") between you and the Company and the transactions contemplated therein. This opinion is delivered to you pursuant to Section 5.8 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Purchase Agreement. The Purchase Agreement, the Initial Warrants, the Reset Warrants and the Registration Rights Agreement are sometimes hereinafter called collectively the "Transaction Documents."

         In so acting, we have examined (i) certified copies of the Certificate of Incorporation (the "Charter") and By-Laws (the "By-Laws") of the Company, each as amended to date; (ii) a certificate issued by the Secretary of State for the State of Utah certifying that the Company is in good standing and has a legal existence in the State of Utah; (iii) a certificate issued by the Secretary of State of the jurisdictions set forth on Exhibit B hereto as to the qualification of the Company and its subsidiaries to do business as a foreign corporation; (iv) the records of meetings of the directors and stockholders and consents of the directors and stockholders filed therewith; (v) the Transaction Documents; (vi) the other documents delivered by the Company at the Closing;
(vii) a certificate of the Company with respect to certain factual matters;  and
(viii) such other documents and certificates as we have deemed necessary to enable us to the opinions expressed below.

         We have assumed the authenticity and completeness of all documents furnished to us as originals, the genuineness of all signatures (other than on behalf of the Company), the conformity to the originals of all documents furnished to us as copies, and the accuracy and completeness of all corporate records made available to us by the Company.

         When herein a matter is stated to be our knowledge, such knowledge is limited to the awareness of facts or other information of the individual lawyers in our firm who have been involved in representation of the Company.

         For the purposes of this opinion, we have assumed that each Purchaser has all requisite power and authority to enter into the Purchase Agreement and the Registration Rights Agreement and to effect all of the transactions thereunder, and that each of those instruments constitutes the legal, valid and binding obligation of each Purchaser.

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

         We have made such examination of U.S. federal law and the law of the State of Utah as we deemed necessary for the purposes of this opinion, and our opinion is based on and limited to those laws.

         The opinions herein expressed are qualified to the extent that (a) the validity or enforceability of any provisions of any agreement or instrument may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (b) the enforcement of any rights or remedies is or may be subject to an implied duty on the part of the party seeking to enforce such rights to take action and make determinations on a reasonable basis and in good faith.

         Based upon and subject to the foregoing, we are of the opinion that:

                  1. The Company is a corporation duly organized and existing in good standing under the laws of the State of Utah and has the requisite corporate power to own its properties and to carry on its business as described in the Filed SEC Documents. Each subsidiary of the Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as described in the Filed SEC Documents. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in all of the jurisdictions indicated on Exhibit B hereto.

                  2. The Company has the requisite power and authority to enter into and perform each of the Purchase Agreement, the Warrants and the Registration Rights Agreement, to issue, sell and perform its obligations with respect to the Warrants in accordance with the terms thereof and with the terms of the Purchase Agreement and to issue the Shares and the Warrant Shares in accordance with the terms and conditions of the Transaction Documents. The execution, delivery and performance of the Purchase Agreement, the Class I Warrant, the Class II Warrant and the Registration Rights Agreement, including without limitation the issuance of the Shares and the Warrant Shares and the listing for trading thereof on the OTCBB, by the Company and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated thereby (whether under rules of Nasdaq, the National Association of Securities Dealers or otherwise). Without limiting the foregoing, Nasdaq Rule 4460(i) and Nasdaq Rule 4310(c)(25)(H)(i)(b) are not applicable to the issuance of the Shares or the Warrant Shares and no approval of shareholders is required in connection therewith.

                  3. Each Transaction Document has been duly executed and delivered by the Company and each constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  4. The authorized capital stock of the Company is as stated in
         Schedule 3.3 of the Purchase Agreement. All of outstanding shares of the Company's stock have been validly issued, fully paid and nonassessable.

                  5. Except as set forth on Schedule 3.3 of the Purchase Agreement, no shares of the Company's stock are subject to preemptive rights or any other similar rights of the stockholders of the Company. There are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. The Company has no share purchase agreements, rights plans or agreements containing similar provisions and no agreements containing anti-dilution provisions. In addition, the Company has no subsidiaries, except as provided on such Schedule 3.3. All such subsidiaries included on
         Schedule 3.3 are one hundred percent (100%) owned by the Company.

                  6. The Shares and the Warrant Shares when issued in accordance with the Purchase Agreement and the Warrants, respectively, will be validly issued, fully paid and nonassessable. A number of shares of Common Stock sufficient to meet the Company's obligations to issue Common Stock upon full exercise of the Warrants has been duly authorized and reserved for issuance.

                  7. The offer, issuance, sale and delivery of the Class I Warrant, the Class II Warrant, the Shares and the Warrant Shares in accordance with the terms of the Transaction Documents constitute or will constitute transactions exempt from registration under the Securities Act. The Shares and the Warrant Shares may be registered for resale by the Purchasers as a secondary offering (and not as an offering by or on behalf of the Company) under General Instruction B3 of Form S-3 on a registration statement on Form S-3 under the Securities Act promptly following the Closing in accordance with
         Section 2.1(a) of the Registration Rights Agreement.

                  8. The execution,  delivery and performance of the Transaction
         Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (a) result in a violation of the Charter or By-Laws or (b) to our knowledge, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. To our knowledge, the business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or authority or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under the Purchase Agreement, the Class I Warrant, the Class II Warrant or the Registration Rights Agreement or issue and sell the Securities in accordance with the terms of the Transaction Documents. The purchase and acquisition of the Securities by the Purchasers does not violate any law, rule, regulation, order, judgment or decree applicable to the Company, or require further filing by the Company or Purchaser under such law, rule, regulation, order, judgment or decree, by virtue of the Company's business or assets.

                  9. Except as disclosed in Schedule 3.8 to the Purchase Agreement, there is, to our knowledge, no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Documents.

                  10. The Common Stock, including the Shares and the Warrant Shares, is authorized for trading on OTCBB and, to our knowledge, no suspension of such trading is in effect or threatened.

                  11. We have reviewed the Filed SEC Documents and do not believe that any of such Filed SEC Documents contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, as of its filing date. In addition, to our knowledge, no material fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed.

         These opinions are limited to the matters expressly stated herein, speak only as of the date hereof, and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.

                                        Very truly yours,

EXHIBIT E
to Subscription Agreement

                   Irrevocable Instructions to Transfer Agent

                                January __, 2000


Attn:
     ------------------
-----------------------
-----------------------
-----------------------
Telephone:
          -------------
Facsimile:
          -------------


Dear __________________:

         I. Subscription Agreement. Reference is made to that certain Regulation D Subscription Agreement (the "Subscription Agreement"), dated as of even date herewith, by and among The Hartcourt Companies Inc., a corporation duly incorporated and existing under the laws of the State of Utah (the "Company"), and ____________________ (the "Holder") pursuant to which the Company is issuing to the Holder Units (the "Units"), each Unit consisting of one share of Common Stock, par value $.__ per share (the "Unit Shares"), and a Warrant ("Investor Warrant") to acquire one share of Common Stock (such shares of Common Stock, the "Investor Warrant Shares"), and is issuing to Dunwoody Brokerage Services, Inc. (the "Placement Agent") warrants to acquire shares of Common Stock of the Company (such shares of Common Stock, the "Placement Agent Warrant Shares," together with the Investor Warrant Shares, collectively referred to as the "Warrant Shares"). The "Unit Shares," together with the Warrant Shares, are collectively referred to herein as the "Subject Shares." The Units are subject to certain Resets as described in the Subscription Agreement, potentially resulting in the issuance of additional Units. The definitions of Units, Unit Shares, Investor Warrants, and Investor Warrant Shares herein include Reset Units and Reset Shares (as each is defined in the Subscription Agreement).

         II. Legends. This letter shall serve as our irrevocable authorization and direction to you with respect to the issuance of Subject Shares. Certificates for the Subject Shares shall not bear any legend restricting their transfer and shall not be subject to any stop-transfer restriction; provided, however, if the Subject Shares are not registered for resale under the Securities Act of 1933, as amended, then, subject to section __ of the Subscription Agreement, the certificates for the Subject Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         III. Issuance Of Unlegended Common Stock Upon Resale. Unless otherwise required by state securities laws, if Holder executes or has executed a sale of any Unit Shares or Warrant Shares, and provided that either:

         (A)(i) at the time of such sale, Transfer Agent has received an opinion of ________________________ (or other counsel acting on behalf of the Company) stating that a registration statement covering the resale of the Subject Shares has been declared effective and that the Subject Shares may be issued without a restrictive legend, which opinion shall be provided following the effectiveness of a registration statement covering the resale of the Subject Shares (the "Registration Statement"), and (ii) the Transfer Agent has verified with the counsel to the Company that the Registration Statement remains effective and that its use has not been suspended, or

         (B) the Company, Holder or a proposed transferee of Holder provides the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Act, or

         (C) the Company provides the Transfer Agent with a legal opinion that the Conversion Shares are eligible for resale pursuant to Rule 144(k),

then Transfer Agent shall issue Common Stock, without restrictive legends, in the name of the purchaser of such Common Stock pursuant to the instructions received from the Holder. The Company agrees to cause its legal counsel to issue the legal opinion in (A) above promptly upon the effectiveness of the Registration Statement and the opinion in (B) or (C) above if the Holder or transferee makes the representations necessary for counsel to the Company to issue a legal opinion to that effect.

IV.  Reliance by Holder.

            Please be advised that Holder is relying upon this letter as an inducement to enter into the Subscription Agreement and, accordingly, it is agreed that Holder is a third party beneficiary to these instructions. Moreover, the Company cannot revoke or modify these instructions without the prior written consent of Holder. Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (----)
---------.


                                        Very truly yours,

                                        THE HARTCOURT COMPANIES INC.
                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________


Agreed and Acknowledged as of January __, 2000.


TRANSFER AGENT
-----------------------------------

By: _______________________________
Name: _____________________________
Title: ____________________________


Enclosure

cc: Holder

                                    EXHIBIT F
                                  RISK FACTORS

You should carefully consider the risks described below before making an investment decision. The risks and uncertainties described below are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. Our business, financial condition and results of operations could be materially adversely affected by any of the following risks. The trading price of shares of our common stock could decline due to any of these risks, and you may lose all or part of your investment. This prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements as a result of certain factors, including the risks faced by us described below or elsewhere.

We Currently Have Negative Working Capital, Limited Funds, And Limited Sources Of Liquidity We require substantial capital to pursue our operating strategy and currently have limited cash for operations. Until we can obtain revenues sufficient to fund working capital needs, we will be dependent upon external sources of financing, which may not be available on favorable terms, if at all. To date, we have no internal sources of liquidity and we do not expect to generate any internal cash flow for the foreseeable future, if at all. For the foreseeable future, we expect our source of working capital to be from this offering and our three Internet joint ventures.

However, the foregoing are estimates and we can provide no assurance that the proceeds from the Internet joint ventures or any proceeds raised in this offering, if any, will be sufficient to cover cash requirements and if it appears that at any time that we are approaching a condition of cash deficiency, we will be required to seek additional equity or debt refinancing, curtail operations or otherwise bring cash flow in balance.

Moreover, we can provide no assurance that a new business development or other unforeseen events will not occur, resulting in the need to raise additional funds. If we raise additional funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those rights of our common stock. The failure to raise any needed additional funds will likely have a material adverse effect on our business.

We Have Not Paid Any Dividends And We Do Not Anticipate Doing So In The Near Future We have paid no dividends on our common stock and we cannot assure you that we will achieve sufficient earnings to pay cash dividends on our common stock in the near future. Further, we intend to retain earnings to fund our operations. Therefore, we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

We Lack Disinterested, Independent Directors. Our directors have a direct financial interest in Hartcourt. While our management believes that our current directors will be able to exercise their fiduciary duties as directors, there may exist inherent conflicts of interest in the execution of their duties.

Certain Beneficial Ownership Of Hartcourt Common Stock May Subject Hartcourt to Continued Control By Current Officers, Directors and Affiliates.

Following completion of this offering, Hartcourt's current executive officers and directors, Alan Phan, Fred Cohn and Manu Ohri will beneficially own in the aggregate 18% of Hartcourt's outstanding common stock. If they were to act together, these stockholders may be able to substantially control all matters requiring approval by Hartcourt's stockholders, including election of directors and approval of mergers or other business combination transactions. This concentration of ownership could prevent a change in control of Hartcourt which may be beneficial to Hartcourt growth.

We Need To Attract Qualified Personnel. Our future success depends, in significant part, on our ability to attract qualified, motivated local independent contractors. If our management is unable to hire and retain qualified independent contractors in these key positions, our business could be materially and adversely affected.

We Have Not Been Operating Very Long And Have A History Of Incurring Losses Which May Make It Difficult To Fund Our Future Operations. We have a limited operating history in the area of joint ventures and no history in the area of Internet joint ventures. Our ability to achieve and sustain profitable operations depends on many circumstances, including market demand, pricing and competition in trying to successfully attract and maintain profitable joint ventures with established companies. Our failure to perform could have a material adverse effect on our business, results of operations and financial condition and the market price of our common stock.

Continued Growth Of Our Business Depends On Our Ability To Manage Expansion And Development Effectively. Our ability to manage our expansion effectively will require us to continue to implement and improve our operating, financial and accounting systems and to hire train and manage new employees. Among other things, the continued expansion and development of our business will also depend on our ability to attract and acquire or enter into joint ventures with established operating companies with a history of growth and profitability. In addition, we must perform these tasks in a timely manner, at a reasonable costs and on satisfactory terms and conditions. Failure to effectively manage our planned expansion could have a material adverse effect on our business, growth, financial condition, results of operations and the market price of our common stock. Our expansion may involve acquiring other companies and assets. These acquisitions could divert our resources and management attention and require integration with our existing operations. We cannot assure you that these acquisitions will be successful. We further cannot assure you that we will be successful or timely in developing and marketing service enhancements or new services that respond to technological change, changes in customer requirements and emerging industry standards. Even if we are successful, we cannot assure you that our lack of significant experience with respect to a new service or market will not hinder our ability to successfully capitalize on any such opportunity.

We May Require Additional Financing The proceeds of this offering are expected to be sufficient to meet our cash requirements for at least 12 months, if certain conditions are met. However, we may need to raise additional funds in order to: (1) acquire complementary businesses, technologies, content or products; (2) finance working capital requirements; (3) develop or enhance existing services of products; or (4) respond to competitive pressures.

We cannot assure you that additional financing will be available on terms favorable to us, or at all. If adequate funds are not available or are not available at acceptable terms, our ability to fund our expansion, take advantage of available opportunities, develop or enhance services or products or otherwise respond to competitive pressures would be significantly limited. If we raise additional funds by issuing equity or convertible debt securities, the percentage ownership of our shareholders will be reduced, and these securities may have rights, preferences or privileges senior to those of our shareholders.

Our Business Operations Could Be Significantly Disrupted If We Lose Key Personnel Or Fail To Integrate Our Management Team. Our future performance will be substantially dependent on the continued services of our management team and our ability to retain and motivate them. The loss of the services of any of our officers could harm our business, as we may not be able to find suitable replacements. Hartcourt faces competition for such personnel from other companies and organizations and there can be no assurance that Hartcourt will be successful in hiring and retaining qualified personnel. Hartcourt does not have written employment agreements with its officers providing for specific terms of employment, and officers and other key personnel could leave Hartcourt's employ with little or no prior notice. Hartcourt's loss of key personnel, especially if the loss is without advance notice, or Hartcourt's inability to hire and retain key personnel, could have a material adverse effect on Hartcourt's business, financial condition and results of operations. Hartcourt does not carry any key man life insurance.

Any Potential Acquisitions We Make Could Disrupt Our Business And Harm Our Financial Condition. Acquisitions entail a number of risks that could materially and adversely affect our business and operating results, including:

(1) problems integrating the acquired operations, technologies or products, (2) diversion of management' time and attention from our core business; (3) difficulties in retaining business relations with suppliers and customers of the acquired company-, (4) risks associated with entering markets in which we lack prior experience; and (5) potential loss of key employees from the acquired company.

Hartcourt May Lack The Ability To Manage Growth. Hartcourt will expand its operations rapidly which may create significant demands on Hartcourt's administrative, operational, developmental and financial personnel and other resources. Additional expansion by Hartcourt may further strain Hartcourt's management, financial personnel and other resources. If Hartcourt's management is unable to manage growth effectively, its business, financial condition and results of operations could be materially adversely affected. There can be no guarantee that Hartcourt's systems, procedures, controls and existing space will be adequate to support expansion of Hartcourt's operations. Hartcourt's future operating results will depend, among other things, on its ability to manage changing business conditions and to continue to improve its operational, financial control and reporting systems.

Hartcourt's ability to manage growth depends in part upon Hartcourt's ability to attract, train and retain a sufficient number of qualified personnel or independent contractors. A heightened turnover rate among Hartcourt's employees would increase Hartcourt's recruiting and training costs, and if Hartcourt were unable to recruit and retain a sufficient number of employees or independent contractors, it could be forced to limit its growth or possibly curtail its operations.

                                    EXHIBIT F
                 CAPITALIZATION OF THE HARTCOURT COMPANIES, INC.

As of January 20, 2000, the Company has the authority to issue 110,001,000 shares, consisting of 100,000,000 shares of Common Stock, $.001 par value, of which 25,346,519 shares are issued and outstanding, 1,000 shares of Preferred Stock, $.01 par value (the "Original Preferred Stock") of which 1,000 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock , $.01 par value (the "Class A Preferred Stock") of which no shares are issued and outstanding.

In connection with the Investment Agreement between Hartcourt and Swartz, Hartcourt issued a Commitment Warrant to Swartz that grants Swartz the 5 year right to purchase up to 400,000 shares of Hartcourt common stock at $.86 per share.

Further, under the Investment Agreement between Hartcourt and Swartz, Hartcourt obligated itself to issue to Swartz certain Purchase Warrants that grant Swartz the 5 year right to purchase an amount of shares equal to 8% of the Put Shares at a price equal to 110% of the Market Price under the Investment Agreement. For example, if Swartz were to purchase $5,000,000 worth of common stock (@300,000 shares at $16.67) from Hartcourt under the Investment Agreement, then Swartz would also be entitled to a Purchase Warrant. The terms of the Purchase Warrant would be such that Swartz could purchase up to 24,000 shares at $18.33 per share.

                                    EXHIBIT G
                                 USE OF PROCEEDS

Working capital for expansion plans of UAC (20%), FTL (20%), and Innostar (25%), StreamingAsia.com (5%), Shangdi Network (20%) and Gua Mao (10%)

                                    EXHIBIT I
                                  KEY EMPLOYEES

Alan V. Phan. Dr. Alan V. Phan is the founder of the Company and has been Chairman, President, Chief Executive Officer and Chief Financial Officer since November 1993. He also is the founder of Harcourt Investments and Hartcourt Pen. From 1986 to October 1993, Dr. Phan was the owner of Hartcourt Consulting, an export management firm and, from 1980 to 1986, he was the Executive Vice President of EM Kay Group (which owned Magic Marker Industries). In addition to his activities in the export and writing instrument business, Dr. Phan has been involved in gold mining operations, as manager in the Philippines (1971-1972) for Eisenberg Group, a company located in Israel. He was active in the real estate industry from 1976 until 1982 as owner of Alpha Development, a California real estate company. Dr. Phan received his academic training and degrees at Pennsylvania State University (1967), and Sussex College of Technology, Sussex England (1975).